Exhibit 99.1

HYDROFARM®

PRESENTATION

Hydrofarm Holdings Group

Trusted brands for controlled environment agriculture since 1977

October 2026 | Nasdaq: HYFM



ROOTS® EXCELURATOR GOLD
HOUSE & GARDEN VAN DE ZWAAN
GAIA GREEN ORGANICS
POWER BLOOM
2-8-4
roots organics
FORMULA 707
4-4-4

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about the Company's strategy, brands, products, end markets, operations, cost savings, logistics business, and industry, market and regulatory developments, are forward-looking statements. Words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "plan," "potential," "may," "will," "should" and similar expressions identify such statements. They are subject to known and unknown risks, uncertainties and other factors, including those described under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC"), that may cause actual results to differ materially. Forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update them except as required by law.

Financial Information

Financial information in this presentation is derived from the Company's reports filed with or furnished to the SEC, which are available at www.sec.gov. Interim and pro forma financial information is unaudited.

Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Adjusted SG&A. These measures should not be considered substitutes for, or superior to, measures determined in accordance with GAAP and may not be comparable to similarly titled measures of other companies. Reconciliations to the most directly comparable GAAP measures are included in the Appendix and in the Company's earnings releases.

Industry Information

Certain industry information in this presentation is based on third-party sources that the Company believes to be reliable but has not independently verified.

A leading independent manufacturer and distributor of branded hydroponics equipment and supplies for Controlled Environment Agriculture (CEA)

- Listed on The Nasdaq Capital Market under the ticker HYFM
  - *IPO in December 2020*
  - *Completed several acquisitions in 2021, transforming Hydrofarm from distributor into branded manufacturer of CEA products*
- Distribution centers across the U.S. and Spain
- Broad product portfolio across 5 categories: Plant Nutrition, Growing Media, Supplies, Lighting, & Equipment
- Proprietary nutrient and grow media brands manufactured at our facility in Eugene, Oregon
- Customers include specialty hydroponic retailers, garden centers, commercial resellers, and e-commerce
- Logistics services business that manages the receipt, warehousing, and distribution of customer inventory

Since 1977

Celebrating our 50th anniversary in 2027

For nearly 50 years, Hydrofarm has helped growers make growing **easier** and more **productive**.

1977	2003-07	2010	2020	2021	2024-26	2026
Founded as Applied Hydroponics	R&D investment and proprietary brand expansion	Expanded into Europe via Eltac (Spain)	Nasdaq IPO in December	Acquired several branded manufacturers	Consolidated operations due to industry dynamics; into leaner, proprietary-brand focused company	Sold Canada distribution and Aurora Peat; launched Project Agility to expand logistics business

BRAND PORTFOLIO

Over 30 proprietary brands, plus selective distributed brands to support the portfolio, covering every major category of CEA products

PROPRIETARY BRANDS

Shaded brands are manufactured in Eugene, OR

HOUSE & GARDEN PREMIUM NUTRIENTS & ADDITIVES
NUTRIENTS
Plant nutrition system for premium quality growers

GROTEK SCIENCE FOR PLANTS
NUTRIENTS
Science-backed nutrients and additives for high yield growers

GAIA GREEN ORGANICS
ORGANIC NUTRIENTS
Registered organic dry fertilizers for gardens and farms

roots organics
SOILS & NUTRIENTS
Organic soils and nutrients, made in Eugene since 2000

PHOTOBIO
LED LIGHTING
Commercial LED fixtures, DLC-listed for utility rebates

SunBlaster homegrown possibilities
HOME GROW LIGHTING
Award-winning home grow lights and indoor gardens

Active aqua
HYDROPONIC SYSTEMS
Hydroponic systems, pumps and water chillers

+26
more proprietary brands, including HEAVY 16, Phantom, Active Air

DISTRIBUTED BRANDS

Chosen for margin and grower focus

- TrolMaster
- Anden / Quest
- Hydrodynamics
- Great White
- + multiple other partner brands

MADE IN EUGENE, OREGON

- Proprietary nutrients and grow media
- Made in the U.S. for our own brands



Consumables ~3/4
Durables ~1/4
Proprietary brands ~2/3
Distributed ~1/3

CUSTOMERS & END USERS

~1,000 wholesale accounts connect us to every kind of grower

HOW WE SERVE THEM

B2B ordering platform
Most accounts order online

Distribution network
DCs in CA, MI, PA and Spain

Owned manufacturing
Nutrients and grow media, Eugene, OR

Technical sales team
Category experts advise buyers

3PL and logistics services
$4.8M in FY2025; up 33% in H1 2026

→

WHOLESALE CUSTOMERS

Specialty hydroponic retailers
Expert staff, curated range

Commercial resellers & greenhouse builders
Outfitting large facilities

Garden centers & hardware stores
Lawn & garden shoppers

E-commerce retailers
Marketplaces and e-tailers

International distributors
Europe, UK, Australia and more

→

END USERS

Commercial cannabis cultivators
MSOs to craft growers

Commercial food & floral
Greenhouses and vertical farms

Home gardeners
Organic nutrients, soils and grow-at-home
Organic fertilizer: $1.3B → $2.3B by 2031

Adjacent markets
Cold plunge, aquarium, and aquaculture
Cold plunge: $355M → $660M by 2033

Logistics Services
Diverse range of 3rd party logistics clients

Sparetime Supply Distribution · G·A·S Global Air Supplies · amazon · ACE Hardware · GrowGeneration Where the Pros Go to Grow

+ many more wholesale customers

CRESCO LABS · RBI Rough Brothers, Inc. · verano · Driscoll's Only the Finest Berries

Sources: Mordor Intelligence, "United States Organic Fertilizers – Market Share Analysis, Industry Trends & Statistics, Growth Forecasts (2026–2031)" (data as of Jan. 2026); Grand View Research, "Cold Plunge Tub Market Size, Share & Trends Analysis Report" (2025–2033 forecast); Hydrofarm Form 10-K (FY2025) and Form 10-Q (Q2 2026)

Five operating sites, with distribution across the U.S. and Europe; Project Agility expanding our fast-growing logistics business


Eugene, OR
Manufacturing
Fairfield, CA
DC / 3PL
New Hudson, MI
Full 3PL
Shoemakersville, PA
DC / 3PL
Zaragoza, Spain
DC
Manufacturing
Distribution / 3PL

LOGISTICS INCOME

Sublease and logistics income offsetting facility costs in SG&A ($M)


$1.7M
$3.9M
$4.8M
$3.1M
2023
2024
2025
H1 2026
Full year (Form 10-K)
First half (Form 10-Q)

2.8x since 2023

FY2023 to FY2025; H1 2026 up 33% vs. H1 2025

Rent offsets include sublease income at exited sites (e.g., Fontana, CA and Canada).

Established international reach with expansion in high growth CEA markets


Zaragoza, Spain DC
Established Markets
Growth Markets

Zaragoza, Spain distribution center
Serving Europe since 2010

Proprietary brands lead abroad
House & Garden and Grotek hold strong positions in key global markets, including the UK, Spain and Australia

Canada via Quality Horticulture
Exclusive distributor of our brands beginning April 2026

Global grow media distribution
Peat and coco grow media supplied to customers worldwide

International Sales Growth: Strong position in high growth markets of Thailand and Germany. Resources and market access in place for growth in emerging markets of South America, Asia and Eastern Europe.

DIVERSIFIED END-MARKETS

Robust agricultural manufacturing and logistics services capabilities

Diversification that doesn't depend on cannabis policy

Organic gardening and farming

Gaia Green and Roots Organics nutrients and soils for home gardeners and commercial farming

Organic inputs for both consumer gardening and commercial farming

Cold plunge and wellness

Active Aqua water chillers, originally developed for hydroponic systems

Adopted by the cold plunge market; Outdoor Chiller holds water as low as 39°F

Grow-at-home lighting

SunBlaster @Home grow lights and indoor gardens

Halo 360 and Nano: 2nd, Best New Product, National Lawn & Garden Show



Global agriculture markets

Eugene manufacturing of fertilizer and growing media; global coco and peat distribution

Serving general agriculture beyond CEA

Logistics services (Project Agility)

Full service 3rd party logistics at our distribution centers

Sublease and logistics income: $4.8M in FY2025; up 33% in H1 2026



THE CATALYST

Federal rescheduling is the next unlock for operators

01 **April 2026: partial rescheduling**

DOJ moves certain medical cannabis products to Schedule III; DEA issues an order expediting the process

02 **Next: full Schedule III**

Full rescheduling would end Section 280E for all state-licensed operators

03 **Potential result: cash back into facilities**

Operators deduct normal business expenses, freeing cash to reinvest in facilities, equipment and inputs

70%+

Effective tax rates many operators face today under Section 280E

$2B+

Estimated industry-wide cash flow increase from Section 280E relief

64%
of Americans back legalization

24 + DC
adult-use states, home to 53% of Americans

40 + DC
medical states; 74% of Americans live where medical or adult use is legal

What it could mean for Hydrofarm: freed-up operator cash flows back into lighting, equipment and nutrients, the categories our proprietary brands serve

Sources: U.S. Department of Justice, final order placing FDA-approved and state-licensed medical marijuana in Schedule III (signed Apr. 22, 2026; published in the Federal Register Apr. 28, 2026); Whitney Economics, "Whitney Economics Refreshes Analysis of Federal Tax Impact on Legal Cannabis Operators" (press release, Apr. 9, 2026); Gallup, marijuana legalization poll (2025); Pew Research Center, "Facts about marijuana" (May 26, 2026) and "Most Americans now live in a legal marijuana state" (Feb. 29, 2024); Congressional Research Service, "The Federal Status of Marijuana and the Policy Gap with States," IF12270 (updated Mar. 10, 2026)

LEADERSHIP

Consumer-brand and product manufacturing operators with an engaged Board; plus deep CEA industry experience on the broader team

LEADERSHIP TEAM



Bill Toler
Executive Chairman & CEO
Prior: Hostess Brands (CEO), Campbell Soup, Procter & Gamble



Mark Parker
President
Prior: Campbell Soup, iQ Solutions



Kevin O'Brien
Chief Financial Officer
Prior: CPI Card Group, Deloitte



Eric Ceresnie
SVP Corp. Dev. & International
Prior: Monomoy Capital Partners, Ernst & Young, A.T. Kearney



Erica Ackerman
Chief Accounting Officer
Prior: McKesson



Gerard Cantwell
SVP Supply Chain
Prior: Dart Container, SodaStream USA

BOARD OF DIRECTORS · CHAIRED BY BILL TOLER



Renah Persofsky
Lead Director, Tilray Brands



Patrick Chung
VP Finance, Tricap Properties; CPA



Melisa Denis
Retired Lead Partner, KPMG



Chris Yetter
Founder & CIO, Dumont Global

HYDROFARM

Hydrofarm is well positioned for a CEA industry recovery

Since 1977
Independent CEA leader
Branded hydroponics equipment and supplies, listed on Nasdaq as HYFM.

30+
Proprietary brands
Every major CEA category, with U.S. manufacturing consolidated in Eugene, OR.

~1,000
Wholesale accounts
Hydroponic retailers, garden centers, commercial resellers and e-commerce, served from DCs in the U.S. and Spain.

2.8x
Logistics income since 2023
Offsets facility costs as Project Agility expands the 3PL business.

~3/4
Consumable net sales
Nutrients, grow media and supplies replenished with every grow cycle (FY2025).

16
Quarters of lower Adjusted SG&A
Consecutive year-over-year reductions through Q2 2026.

A focused, leaner Hydrofarm: proprietary brands, owned manufacturing and a growing logistics business, positioned for the recovery in CEA demand.

APPENDIX

Statement of operations and Adjusted EBITDA

$ IN THOUSANDS | AS REPORTED | INCLUDES APP UNLESS NOTED

STATEMENT OF OPERATIONS

	Three months ended June 30, 2026	Three months ended Mar. 31, 2026	Year ended Dec. 31, 2025	FY2025 pro forma excl. APP
Net sales	23,211	28,524	134,252	126,226
Cost of goods sold	20,577	26,687	119,043	111,320
Gross profit	**2,634**	**1,837**	**15,209**	**14,906**
Gross margin %	*11.3%*	*6.4%*	*11.3%*	
Selling, general and administrative	10,062	10,568	59,948	59,501
Impairments	–	–	232,179	232,179
Loss from operations	**(7,428)**	**(8,731)**	**(276,918)**	**(276,774)**
Interest expense	(3,453)	(5,866)	(13,427)	(11,795)
Other income (expense), net	25	(122)	(185)	363
Loss before tax	**(10,856)**	**(14,719)**	**(290,530)**	**(288,206)**
Income tax benefit	225	108	740	586
Net loss	**(10,631)**	**(14,611)**	**(289,790)**	**(287,620)**

NET LOSS TO ADJUSTED EBITDA (NON-GAAP)

	Three months ended Mar. 31, 2026	Three months ended June 30, 2026
Net loss	**(14,611)**	**(10,631)**
Interest expense	5,866	3,453
Income tax benefit	(108)	(225)
Depreciation, depletion and amortization	1,031	988
Restructuring expenses	2,497	3,365
Other	41	41
Stock-based compensation	170	146
Debt transactions and strategic alternatives	1,060	1,234
Other expense (income), net	122	(25)
Adjusted EBITDA (non-GAAP)	**(3,932)**	**(1,654)**
Adjusted EBITDA margin %	*(13.8%)*	*(7.1%)*

Total company results as reported, including Aurora Peat Products (APP), which was sold on July 31, 2026. Sources: Form 8-K, Exhibit 99.1 (May 15, 2026) for Q1 2026; Form 8-K, Exhibit 99.1 (Aug. 14, 2026) for Q2 2026; Form 8-K, Exhibit 99.1 (Mar. 27, 2026) for FY2025. The shaded column is the “Pro Forma HYFM” statement of operations for FY2025 as filed in Form 8-K, Exhibit 99.2 (Aug. 6, 2026), reflecting the disposition of APP and related pro forma adjustments, including reduced Term Loan interest expense. Adjusted EBITDA is a non-GAAP measure, as defined and reconciled in the Company’s earnings releases.

Quarterly periods and the pro forma column are unaudited.